SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 22, 2000


                              NORTH VALLEY BANCORP
             (Exact name of registrant as specified in its charter)



            CALIFORNIA                  0-10652                94-2751350
   (State or other jurisdiction      (File Number)           (IRS Employer
         of incorporation)                                Identification No.)


                 880 EAST CYPRESS AVENUE                         96002
                   REDDING, CALIFORNIA
        (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (530) 221-8400


       This Form 8-K consists of 27 pages. The Exhibit Index is on Page 4.

         ITEM 5.  OTHER EVENTS

         North Valley Bancorp (the "Registrant") is a California corporation and the registered bank holding company for North Valley Bank, a California banking corporation with its headquarters in Redding, California. The Registrant entered into a certain Agreement and Plan of Reorganization and Merger dated October 3, 1999, as amended on January 28, 2000 (the "Plan of Reorganization") with Six Rivers National Bank, a national banking association with its headquarters in Eureka, California ("Six Rivers"), and NVB Interim National Bank, an interim national banking association to be formed at the direction of the Registrant to facilitate the business combination contemplated by the parties. Under the terms of the Plan of Reorganization, Six Rivers is expected to merge with and into NVB Interim National Bank and the resulting national banking association will continue operations with the national bank charter number of Six Rivers and the name "Six Rivers National Bank" as a wholly owned subsidiary of the Registrant. Upon consummation of the transactions described in the Plan of Reorganization, currently expected to occur on or before July 31, 2000, unless extended by the parties, the Registrant would have two banking subsidiaries: North Valley Bank and Six Rivers National Bank. The closing of such transactions is subject to the prior approval of the shareholders of the Registrant and Six Rivers, respectively, plus the receipt of all applicable regulatory approvals.

         Pursuant to the Plan of Reorganization, and with the cooperation of Six Rivers, the Registrant filed with the Commission a registration statement on Form S-4 under and pursuant to the Securities Act of 1933 (registration number 333-93597) to serve as the joint proxy statement/prospectus for the purpose of submitting the terms of the Plan of Reorganization to a vote of the shareholders of the Registrant and to a vote of the shareholders of Six Rivers at special meetings called for the purpose. Said registration statement was declared effective by the Commission on February 7, 2000, and the joint proxy statement/prospectus was first mailed to the shareholders of the Registrant and Six Rivers on or about February 11, 2000.

         As permitted by Form S-4, the Registrant intends to incorporate by reference certain reports and other information regarding the Registrant previously filed and to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended. Accordingly, Exhibits A through E to the Plan of Reorganization (attached as Exhibit 2.1 to the Current Report on Form 8-K filed by the Registrant with the Commission on October 12, 1999) are attached to this report as Exhibits 2.2 through 2.6 and are incorporated herein by this reference as if set forth in full.

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         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)    Exhibits.
                         ---------


                  2.2    Form of Merger Agreement (Exhibit A to Plan)

                  2.3    Form of SRNB Affiliate Agreement (Exhibit B to Plan)

                  2.4    Form of SRNB Shareholder Agreement (Exhibit C to Plan)

                  2.5    Form of NVBancorp Affiliate Agreement (Exhibit D to
                         Plan)

                  2.6    Form of NVBancorp Shareholder Agreement (Exhibit E to
                         Plan)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NORTH VALLEY BANCORP
                                          (Registrant)


Date:  February 22, 2000.             By:  /s/ SHARON L. BENSON
                                           -----------------------------
                                               Sharon L. Benson
                                               Senior Vice President and
                                               Chief Financial Officer

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


                                  EXHIBIT INDEX



NO.           IDENTITY                                                 PAGE NOS.
--            --------                                                 ---------



2.2   Form of Merger Agreement (Exhibit A to Plan)                         5

2.3   Form of SRNB Affiliate Agreement (Exhibit B to Plan)                 9

2.4   Form of SRNB Shareholder Agreement (Exhibit C to Plan)               11

2.5   Form of NVBancorp Affiliate Agreement (Exhibit D to Plan)            19

2.6   Form of NVBancorp Shareholder Agreement (Exhibit E to Plan)          20

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